Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Richard Prokosch

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

(651) 495-3918

(Name, address and telephone number of agent for service)

Solo Cup Company

Solo Cup Operating Corporation

(Obligor with respect to the Securities)

Delaware	47-0938234 34-1342568
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

SF Holdings Group, Inc.

(Obligor with respect to the Securities)

Delaware	13-3990796
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Lily-Canada Holding Corporation

(Obligor with respect to the Securities)

Delaware	80-0113387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Solo Manufacturing LLC

(Obligor with respect to the Securities)

Delaware	38-3720750
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Solo Cup Owings Mills Holdings

(Obligor with respect to the Securities)

Delaware	27-6106313
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

P.R. SOLO CUP, INC.

(Obligor with respect to the Securities)

Illinois	36-2511159
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Solo Cup (UK) Limited

(Obligor with respect to the Securities)

England and Wales	52-2279044
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Insulpak Holdings Limited

(Obligor with respect to the Securities)

England and Wales	98-0232976
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Solo Cup Europe Limited

(Obligor with respect to the Securities)

England and Wales	52-2270940
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

10.5% Senior Secured Notes due 2013

(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

(a)	Name and address of each examining or supervising authority to which is subject.

Comptroller of the Currency

Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15.	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee. *

2.	A copy of the certificate of authority of the Trustee to commence business. *

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers. *

4.	A copy of the existing bylaws of the Trustee. **

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of September 30, 2009 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-159463 filed on August 21, 2009.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 12th of November, 2009.

By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

By:	/s/ Christine Robinette
Christine Robinette
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: November 12, 2009

By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

By:	/s/ Christine Robinette
Christine Robinette
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

Exhibit 7

As of 9/30/2009

($000’s)

9/30/2009
Assets
Cash and Balances Due From Depository Institutions	$5,280,939
Securities	40,563,378
Federal Funds	3,740,525
Loans & Lease Financing Receivables	179,125,128
Fixed Assets	4,619,442
Intangible Assets	12,762,329
Other Assets	13,851,241

Total Assets	$259,942,982
Liabilities
Deposits	$180,624,239
Fed Funds	10,951,345
Treasury Demand Notes	0
Trading Liabilities	469,006
Other Borrowed Money	28,305,774
Acceptances	0
Subordinated Notes and Debentures	7,779,967
Other Liabilities	6,311,437

Total Liabilities	$234,441,768
Equity
Minority Interest in Subsidiaries	$1,640,987
Common and Preferred Stock	18,200
Surplus	12,642,020
Undivided Profits	11,200,007

Total Equity Capital	$25,501,214
Total Liabilities and Equity Capital	$259,942,982

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ Richard Prokosch
Vice President

Date: November 12, 2009